Loss Per Share	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Loss Per Share
Loss Per Share
Basic loss per share is computed by dividing our net loss by the weighted average number of shares outstanding during the period. For diluted earnings per share, the dilutive impact of stock options, warrants and, for the years ended December 31, 2016 and 2015, conversion options of the 2033 Senior Notes is determined by applying the “treasury stock” method. For the year ended December 31, 2017, the 2033 Senior Notes have been considered using the “if converted” method. In the periods in which their effect would be antidilutive, no effect has been given to outstanding options, warrants or the potentially dilutive shares issuable pursuant to the 2033 Senior Notes (defined in Note 6) in the dilutive computation. The following table sets forth the computation of basic and diluted earnings (loss) per share:

	For the years ended December 31,
(In thousands, except per share data)	2017	2016	2015
Numerator
Net loss, basic	$(305,250)	$(48,359)	$(52,127)
Add: Interest on 2033 Senior Notes	—	2,451	—
Change in FV of embedded derivative income	—	(7,001)	—
Net loss, diluted	$(305,250)	$(52,909)	$(52,127)

Denominator
(Shares in thousands)
Weighted average common shares outstanding, basic	559,161	550,847	488,066
Effect of dilutive securities:
2033 Senior Notes	—	4,758	—
Dilutive potential shares	—	4,758	—
Weighted average common shares outstanding, diluted	559,161	555,605	488,066

Loss per share, basic	$(0.55)	$(0.09)	$(0.11)
Loss per share, diluted	$(0.55)	$(0.10)	$(0.11)

A total of 6,255,624, 4,736,104 and 14,269,717 potential shares of Common Stock have been excluded from the calculation of diluted net loss per share for the years ended December 31, 2017, 2016 and 2015, respectively, because their inclusion would be antidilutive.
During the year ended December 31, 2017, 1,720,649 Common Stock options and Common Stock warrants to purchase shares of our Common Stock were exercised, resulting in the issuance of 1,447,792 shares of Common Stock. Of the 1,720,649 Common Stock options and Common Stock warrants exercised, 272,857 shares of Common Stock were surrendered in lieu of a cash payment via the net exercise feature of the agreements.
During the year ended December 31, 2016, 3,420,697 Common Stock options and Common Stock warrants to purchase shares of our Common Stock were exercised, resulting in the issuance of 3,292,753 shares of Common Stock. Of the 3,420,697 Common Stock options and Common Stock warrants exercised, 127,944 shares of Common Stock were surrendered in lieu of a cash payment via the net exercise feature of the agreements.
During the year ended December 31, 2015, 25,686,153 Common Stock options and Common Stock warrants to purchase shares of our Common Stock were exercised, resulting in the issuance of 24,466,106 shares of Common Stock. Of the 25,686,153 Common Stock options and Common Stock warrants exercised, 1,220,047 shares of Common Stock were surrendered in lieu of a cash payment via the net exercise feature of the agreements.